Trade and other payables	12 Months Ended
Dec. 31, 2017
Trade And Other Current Payables [Abstract]
Trade and other payables

22 Trade and other payables

	2017 £m	2016 £m

Trade payables	2,298	1,281

Duty, excise and other taxes	3,577	4,573

Accrued charges and deferred income	1,746	1,140

FII GLO deferred income (note 6(b))	963	963

Social security and other taxation	50	21

Sundry payables	1,271	397

	9,905	8,375

Current	8,847	7,335

Non-current	1,058	1,040

	9,905	8,375

Accrued charges and deferred income include £8 million of deferred income (2016: £19 million) and £16 million (2016: £8 million) in respect of interest payable. FII GLO deferred income of £963 million relates to receipts in 2015, in respect of the Franked Investment Income Government Litigation Order (see note 6(b)). Amounts payable to related parties including associated undertakings are shown in note 27.

There is no material difference between the above amounts for trade and other payables and their fair value due to the short-term duration of the majority of trade and other payables, as determined using discounted cash flow analysis.

Trade and other payables are predominantly denominated in the functional currencies of subsidiary undertakings with less than 5% in other currencies (2016: less than 5%).